                                                                    Exhibit 3(b)

                       THE COMMONWEALTH OF MASSACHUSETTS

                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                        MICHAEL J. CONNOLLY, Secretary
               ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108


             ARTICLES OF AMENDMENT                        FEDERAL IDENTIFICATION
      General Laws, Chapter 156B, Section 72                    NO.   04-2471221

We  Henrique de Campos Meirelles                            President, and
    Gary A. Spiess                                          Clerk, of

                         Bank  of  Boston Corporation
--------------------------------------------------------------------------------
                          (EXACT Name of Corporation)

located at:       100 Federal Street, Boston, Massachusetts 02110
             -------------------------------------------------------------------
                     (MASSACHUSETTS Address of Corporation)

do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED:
                                                                         1
                                                                   ------------
--------------------------------------------------------------------------------
    (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting held on April
                                                                       -----
 24, 1997 by vote of:
 --------

                       Common Stock
  128,083,150    shares of  Par Value $1.50 per share out of 153,246,385 shares
---------------             -------------------------        -----------
  outstanding,
                        type, class & series, (if any)

__________ shares of _______________ out of _____________  shares outstanding, type, class & series, (if any)

__________ shares of _______________ out of _____________  shares outstanding, type, class & series, (if any)

being at least a majority of each type, class or series outstanding and entitled to vote thereon:

VOTED: That, effective April 25, 1997 at 5 p.m., Article 1 of the Corporation's restated Articles of Organization be amended to read in its entirety as follows:
          "The name by which the Corporation shall be known is: BankBoston Corporation."
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To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

WITHOUT PAR VALUE STOCKS

--------------------------------
   TYPE        NUMBER OF SHARES
--------------------------------
COMMON:
--------------------------------
PREFERRED:
--------------------------------

WITH PAR VALUE STOCKS

--------------------------------------------
TYPE        NUMBER OF SHARES     PAR VALUE
--------------------------------------------
COMMON:
--------------------------------------------
PREFERRED:
--------------------------------------------

CHANGE the total authorized to:

  WITHOUT PAR VALUE STOCKS

-----------------------------------
  TYPE            NUMBER OF SHARES
-----------------------------------
COMMON:
-----------------------------------
PREFERRED:
-----------------------------------

    WITH PAR VALUE STOCKS

--------------------------------------
TYPE      NUMBER OF SHARES  PAR VALUE
--------------------------------------
COMMON:
--------------------------------------
PREFERRED:
--------------------------------------
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The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 56B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date. EFFECTIVE DATE: April
                                                                         -----
25, 1997 at 5 p.m.
----------------------


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed
our names this   24th      day of  April      in the year 1997.


/s/  HENRIQUE DE CAMPOS MEIRELLES                       President
-------------------------------------------------------
Henrique de Campos Meirelles


/s/  GARY S. SPIESS                                     Clerk
-------------------------------------------------------
Gary A. Spiess